NOTES RECEIVABLE FROM PARTICIPANTS	12 Months Ended
Dec. 31, 2025
North America 401(k) Savings Plan
NOTES RECEIVABLE FROM PARTICIPANTS
NOTES RECEIVABLE FROM PARTICIPANTS

6.          NOTES RECEIVABLE FROM PARTICIPANTS

Participants may at any time borrow up to 50% (but not more than $50,000) of their vested account balances with a minimum loan amount of $500. Such loans are secured by the participants’ account balances. The loans bear a reasonable rate of interest ranging from 4.25% to 10.75% per annum as of December 31, 2025 and 2024, and generally must be repaid in equal payments in five years or less. A longer repayment period may be allowed for loans granted to purchase a primary residence. In addition, participants borrow from their vested account balance. Plan participants are a party in interest and these transactions are exempt from the prohibited transaction rules.